Offerings - Offering: 1	Oct. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 30,044,759.04
Fee Rate	0.0087%
Amount of Registration Fee	$ 2,613.89
Offering Note	(1) Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and net asset value of the Trust as of September 30, 2026. (2) Calculated at $87.00 per $1,000,000 of the Transaction Value.